SUB-ITEM 77Q1(g):
Exhibit a
Agreement and Plan
of Reorganization

AGREEMENT AND PLAN
OF REORGANIZATION

	This AGREEMENT
AND PLAN OF REORGANIZATION
(the "Agreement") is made
as of this 5th day of
March, 2010 by and between
Federated MDT Series, a
Massachusetts
business trust, with its
principal place of business
at 4000 Ericsson Drive,
Warrendale, PA
15086-7561 (the "Trust"),
on behalf of its series,
FEDERATED MDT TAX AWARE /ALL
CAP CORE FUND
(the "Acquired Fund"),
and the Trust, on behalf
of its series, FEDERATED
MDT ALL CAP CORE FUND
(the "Acquiring Fund",
and collectively with
the Acquired Fund,
the "Funds").

	This Agreement is
intended to be, and is
adopted as, a plan of
reorganization within the
meaning of Section 368(a)
of the United States Internal
Revenue Code of 1986, as
amended (the
"Code") and the Treasury
Regulations promulgated
thereunder.  The
reorganization will consist
of: (i) the transfer of all
of the assets of the Acquired
Fund (which offers Class A
Shares, Class C
Shares and Institutional Shares,
the "Acquired Fund Shares")
in exchange for shares (Class A
Shares, Class C Shares and
Institutional Shares,
respectively ), no par value
per share, of the
Acquiring Fund (the "Acquiring
Fund Shares"); (ii) the
distribution of the Acquiring Fund
Shares (Class A Shares, Class
C Shares and Institutional Shares)
to the holders of the Acquired
Fund Shares (Class A Shares,
Class C Shares and Institutional
Shares, respectively); and (iii) the
liquidation of the Acquired Fund
as provided herein, all upon the
terms and conditions set forth
in this Agreement
(the "Reorganization").

	WHEREAS, both Funds are
a separate series of the Trust,
the Trust is an open-end,
registered management investment
company and the Acquired Fund
owns securities that
generally are assets of the
character in which the
Acquiring Fund is permitted to
invest;

	WHEREAS, the Funds are
authorized to issue their shares
of beneficial interests;

	WHEREAS, the Trustees of
the Trust have determined that
the Reorganization, with
respect to the Acquired Fund,
is in the best interests of
the Acquired Fund and that the
interests
of the existing shareholders of
the Acquired Fund will not be
 diluted as a result of the
Reorganization;

	WHEREAS, the Trustees of
the Trust have determined that
the Reorganization, with
respect to the Acquiring Fund,
is in the best interests of the
Acquiring Fund and that the interests
of the existing shareholders of
the Acquiring Fund will not be
diluted as a result of the
Reorganization;

	NOW, THEREFORE, in
consideration of the premises and
of the covenants and
agreements hereinafter set forth,
the parties hereto covenant and
agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE
ACQUIRED FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND
LIQUIDATION OF THE ACQUIRED FUND

	1.1	THE EXCHANGE.
Subject to the terms and conditions
contained herein and on
the basis of the representations and
warranties contained herein, the
Acquired Fund agrees to
transfer all of its assets, as set
forth in paragraph 1.2, to the
cquiring Fund.  In exchange, the
Acquiring Fund agrees to deliver to
the Acquired Fund the number of full
and fractional shares
of each class of the Acquiring Fund
Shares determined by multiplying (a)
the shares outstanding
of each class of the Acquired Fund
Shares by (b) the ratio computed by
dividing (x) the net asset
value per share of such class of the
Acquired Fund Shares by (y) the net asset value per share of the corresponding class of the Acquiring
Fund Shares computed in the manner
and as of the
time and date set forth in paragraph
2.2.  Holders of the Acquired Fund's
Class A Shares, Class
C Shares and Institutional Shares will
receive Class A Shares, Class C Shares
and Institutional
Shares, respectively, of the Acquiring
Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

	1.2	ASSETS TO BE ACQUIRED.
The assets of the Acquired Fund to be
acquired by
the Acquiring Fund shall consist of
property having a value equal to the
total net assets of the
Acquired Fund, including, without
limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund. The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing
Date, and shall be excluded from the
Valuation of
Assets under paragraph 2.1 and the
corresponding calculation of net asset
value per share of  the
class of the Acquired Fund Shares under
this Agreement.

	The Acquired Fund has provided
the Acquiring Fund with its most recent
audited
financial statements, which contain a
list of all of the Acquired Fund's
assets as of the date of
such statements.  The Acquired Fund
hereby represents that as of the date
of the execution of this
Agreement, there have been no changes
in its financial position as reflected
in such financial
statements other than those occurring
in the ordinary course of business in
connection with the
purchase and sale of securities, the
issuance and redemption of Acquired Fund
Shares and the
payment of normal operating expenses,
dividends and capital gains distributions.

	1.3	LIABILITIES TO BE
DISCHARGED.
The Acquired Fund will discharge all of
its liabilities and obligations prior to the Closing Date.

	1.4	LIQUIDATION AND
DISTRIBUTION.
On or as soon after the Closing Date as
is conveniently practicable:  (a) the
Acquired Fund will distribute in complete liquidation of the
Acquired Fund, pro rata to its
shareholders of record, determined as
of the close of business on
the Closing Date (the "Acquired Fund
Shareholders"), all of the Acquiring
Fund Shares received
by the Acquired Fund pursuant to
paragraph 1.1; and (b) the Acquired
Fund will thereupon
proceed to dissolve and terminate
as set forth in paragraph 1.8 below.
Such distribution will be
accomplished by the transfer of
Acquiring Fund Shares credited to
the account of the Acquired
Fund on the books of the Acquiring
Fund to open accounts on the share
records of the Acquiring
Fund in the name of the Acquired
Fund Shareholders, and representing
the respective pro rata
number of Acquiring Fund Shares
due such shareholders.  All
issued and outstanding Acquired
Fund Shares will simultaneously
be canceled on the books of the
Acquired Fund.  The Acquiring
Fund shall not issue certificates
representing Acquiring Fund Shares
in connection with such
transfer.  After the Closing Date,
the Acquired Fund shall not conduct
any business except in
connection with its termination.

	1.5	OWNERSHIP OF SHARES.
Ownership of Acquiring Fund Shares
will be
shown on the books of the Acquiring
Fund's transfer agent. Acquiring Fund
Shares will be
issued simultaneously to the Acquired
Fund, in an amount equal in value
to the aggregate net
asset value of the Acquired Fund
Shares, to be distributed to
Acquired Fund Shareholders.

	1.6	TRANSFER TAXES.
Any transfer taxes payable upon
the issuance of Acquiring
Fund Shares in a name other than
the registered holder of the
Acquired Fund Shares on the books
of the Acquired Fund as of that
time shall, as a condition of such
issuance and transfer, be paid
by the person to whom such Acquiring
Fund Shares are to be issued and
transferred.

	1.7	REPORTING
RESPONSIBILITY.  Any reporting
responsibility of the Acquired
Fund is and shall remain the
responsibility of the Acquired Fund.

	1.8	TERMINATION.
The Acquired Fund shall be dissolved
 and terminated
promptly following the Closing Date
and the making of all distributions
pursuant to
paragraph 1.4.


	1.9	BOOKS AND RECORDS.
All books and records of the
Acquired Fund,
including all books and records
required to be maintained under
the Investment Company Act of
1940 (the "1940 Act"), and the rules
and regulations thereunder, shall be
available to the
Acquiring Fund from and after the
Closing Date and shall be turned
over to the Acquiring Fund
as soon as practicable following
the Closing Date.
ARTICLE II

VALUATION

	2.1	VALUATION OF ASSETS.
The value of the Acquired Fund's
assets to be
acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the
Closing Date, using the valuation
procedures set forth in the Acquiring
Fund's Articles of
Incorporation and the Acquiring Fund's
then current prospectus and statement
of additional
information or such other valuation
procedures as shall be mutually
agreed upon by the parties.

	2.2	VALUATION OF SHARES.
The net asset value per share of each
class of
Acquiring Fund Shares shall be the net
asset value per share of such class of
Acquiring Fund
Shares computed at the closing on the
Closing Date, using the valuation
procedures set forth in
the Acquiring Fund's Articles of
Incorporation and the Acquiring
Fund's then current prospectus
and statement of additional
information, or such other
valuation procedures as shall be
mutually
agreed upon by the parties.

	2.3	SHARES TO BE ISSUED.
The number of shares of each class of
Acquiring
Fund Shares to be issued
(including fractional shares, if any)
in exchange for the Acquired
Fund's assets shall be determined
in accordance with paragraph 1.1.

	2.4	DETERMINATION OF VALUE.
All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

	3.1	CLOSING DATE.
The closing ("Closing") shall occur
on or after March 19,
2010, or such other date(s) as the
parties may agree to in writing
(the "Closing Date").  All acts
taking place at the Closing shall
be deemed to take place at
4:00 p.m. Eastern Time on the
Closing Date unless otherwise
provided herein.  The Closing shall
be held at the offices of
Federated Services Company, 1001
Liberty Avenue, Pittsburgh,
Pennsylvania 15222-3779, or at
such other time and/or place as
the parties may agree.

	3.2	CUSTODIAN'S CERTIFICATE.
State Street Bank and Trust Company, as
custodian for the Acquired Fund
(the "Custodian"), shall deliver at
the Closing a certificate of an
authorized officer stating that:
(a) the Acquired Fund's portfolio
securities, cash, and any other
assets have been delivered in
proper form to the Acquiring Fund on
the Closing Date; and (b) all
necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired
Fund.

	3.3	EFFECT OF SUSPENSION
IN TRADING.  In the event that on the
scheduled
Closing Date, either:  (a) the NYSE or
another primary exchange on which the
portfolio
securities of the Acquiring Fund or
the Acquired Fund are purchased or
sold, shall be closed to
trading or trading on such exchange
shall be restricted; or (b) trading
or the reporting of trading
on the NYSE or elsewhere shall be
disrupted so that accurate appraisal of
the value of the net
assets of the Acquiring Fund or the
Acquired Fund is impracticable,
the Closing
Date shall be
postponed until the first Friday that
is a business day after the day when
trading is fully resumed
and reporting is restored.

	3.4	TRANSFER AGENT'S
CERTIFICATE. State Street Bank and
Trust Company,
as transfer agent for the Acquired
Fund as of the Closing Date, shall
deliver at the Closing a
certificate of an authorized officer
stating that its records contain the
names and addresses of
Acquired Fund Shareholders, and the
number and percentage ownership of
outstanding shares
owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause, State Street
Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing
Acquiring Fund Shares to be credited on
the Closing Date to
the Secretary of the Trust or provide
evidence satisfactory to the Acquired
Fund that the
Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the
Acquiring Fund.  At the Closing,
each party shall deliver to the other
such bills of sale, checks,
assignments, share certificates,
treasurer, chief financial officer,
president/vice president or other
officer certificates, custodian and/or
transfer agent instructions and
certificates, legal opinions,
receipts and other documents, if any,
as such other party or its counsel
may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

	4.1	REPRESENTATIONS
OF THE ACQUIRED FUND.  The Trust,
on behalf of the
Acquired Fund, represents and
warrants to the Acquiring Fund,
as follows:

	a)	The Acquired
Fund is a separate series
of the Trust, duly organized,
validly existing and
in good standing under the
laws of the Commonwealth of
Massachusetts.

	b)	The Trust is
registered as an open-end
management investment company
under the 1940
Act, and the Trust's
registration with the Securities
and Exchange Commission (the
"Commission") as an investment
company under the 1940 Act is
in full force and effect.

	c)	The current
prospectus and statement of
additional information of the
Acquired Fund
conform in all material respects
to the applicable requirements
of the Securities Act of
1933 (the "1933 Act") and the
1940 Act, and the rules and
regulations thereunder,
and do
not include any untrue
statement of a material fact
or omit to state any material
fact
required to be stated or
necessary to make the statements
therein, in light of the
circumstances under which
they were made, not misleading.

	d)	The Acquired
Fund is not, and the execution,
delivery, and performance of this
Agreement subject to shareholder
approval will not, result
in a violation of the Trust's
Declaration of Trust or
By-Laws or of any material
agreement, indenture, instrument,
contract, lease, or other
undertaking to which the
Acquired Fund is a party or
by which it
is bound.

	e)	The Acquired
Fund has no material contracts
or other commitments (other than
this
Agreement) that will be terminated
with liability to it before the
Closing Date, except for
liabilities, if any, to be discharged
as provided in paragraph 1.3 hereof.

	f)	Except as otherwise
disclosed in writing to and
accepted by the Acquiring Fund, no
litigation, administrative proceeding,
or investigation of or before
any court or
governmental body is presently
pending or to its knowledge
threatened against the
Acquired Fund or any of its
properties or assets, which, if
adversely determined, would
materially and adversely affect
its financial condition, the
conduct of its business, or the
ability of the Acquired Fund to
carry out the transactions
contemplated by this
Agreement.  The Acquired Fund
knows of no facts that might form
the basis for the
institution of such proceedings and
is not a party to or subject to
the provisions of any
order, decree, or judgment of
any court or governmental body
that materially and
adversely affects its business
or its ability to consummate
the transactions contemplated
herein.

	g)	The audited
financial statements of the
Acquired Fund as of July 31, 2009,
and for the
fiscal year then ended have
been prepared in accordance
with generally accepted
accounting principles, and such
statements (copies of which
have been furnished to the
Acquiring Fund) fairly reflect
the financial condition of the
Acquired Fund as of such
date, and there are no known
contingent liabilities of the
Acquired Fund as of such date
that are not disclosed in such
statements.

	h)	The unaudited
financial statements of the
Acquired Fund as of January 31,
2009, and for
the six months then ended,
have been prepared in accordance
with generally accepted
accounting principles, and such
statements (copies of which have
been furnished to the
Acquiring Fund) fairly reflect the
financial condition of the
Acquired Fund as of such
date, and there are no known
contingent liabilities of the
Acquired Fund as of such date
that are not disclosed in such
statements.

	i)	Since the date
of the financial statements
referred to in paragraph g above,
there have
been no material adverse changes
in the Acquired Fund's financial
condition, assets,
liabilities or business (other than
changes occurring in the ordinary
course of business), or
any incurrence by the Acquired Fund
of indebtedness maturing more than
one year from
the date such indebtedness was
incurred, except as otherwise
disclosed to and accepted
by the Acquiring Fund.  For the
purposes of this paragraph (i),
a decline in the net asset
value of the Acquired Fund shall
not constitute a material adverse
change.

	j)	As of the date
hereof, except as previously
disclosed to the Acquiring Fund
in writing,
and except as have been corrected
as required by applicable law,
and to the best of the
Acquired Fund's knowledge,
there have been no material
miscalculations of the net asset
value of the Acquired Fund or
the net asset value per share of
any class or series of shares
during the twelve-month period
preceding the date hereof and
preceding the Closing
Date, and all such calculations
have been made in accordance with
the applicable
provisions of the 1940 Act.

	k)	The minute books
and other similar records of the
Acquired Fund as made available to
the Acquiring Fund prior to the
execution of this Agreement
contain a true and complete
record of all action taken at
all meetings and by all written
consents in lieu of meetings of
the shareholders of the Acquired
Fund and of the Acquired Fund,
the Acquired Fund's
Board of Trustees and committees
of the Acquired Fund's Board of
Trustees. The stock
transfer ledgers and other similar
records of the Acquired Fund as
made available to the
Acquiring Fund prior to the
execution of this Agreement,
and as existing on the Closing
Date, accurately reflect all
record transfers prior to the
execution of this Agreement, or
the Closing Date, as applicable,
in the Acquired Fund Shares.

	l)	The Acquired
Fund has maintained, or caused to
be maintained on its behalf, all
books
and records required of a registered
investment company in compliance with
the
requirements of Section 31 of the
1940 Act and rules thereunder.

	m)	All federal and
other tax returns and reports of the
Acquired Fund required by law to be
filed have been filed, and all
federal and other taxes shown due
on such returns and
reports have been paid, or
provision shall have been made
for the payment thereof.  To
the best of the Acquired Fund's
knowledge, no such return is
currently under audit, and
no assessment has been asserted
with respect to such returns.

	n)	All issued and
outstanding Acquired Fund Shares
are duly and validly issued and
outstanding, fully paid and
non-assessable by the Acquired Fund.
All of the issued and
outstanding Acquired Fund Shares
will, at the time of the Closing
Date, be held by the
persons and in the amounts set
forth in the records of the
Acquired Fund's transfer agent as
provided in paragraph 3.4
The Acquired Fund has no
outstanding options, warrants,
or other rights to subscribe
for or purchase any of the
Acquired Fund Shares, and has no
outstanding securities
convertible into any of the
Acquired Fund Shares.

	o)	At the Closing
Date, the Acquired Fund will
have good and marketable title to the
Acquired Fund's assets to be
transferred to the Acquiring
Fund pursuant to paragraph 1.2,
and full right, power, and
authority to sell, assign, transfer,
and deliver such assets
hereunder, free of any lien
or other encumbrance, except
those liens or encumbrances to
which the Acquiring Fund has
received notice, and, upon
delivery and payment for such
assets, and the filing of any
articles, certificates or
other documents under the
laws of the
Commonwealth of Massachusetts,
the Acquiring Fund will
acquire good and marketable
title, subject to no
restrictions on the full
transfer of such assets, other
than such
restrictions as might arise
under the 1933 Act, and other
than as disclosed to and accepted
by the Acquiring Fund.

	p)	The execution,
delivery and performance of this
Agreement have been duly authorized
by
all necessary action on the part
of the Acquired Fund.  Subject to
approval by the
Acquired Fund Shareholders, this
Agreement constitutes a valid and
binding obligation of
the Acquired Fund, enforceable
in accordance with its terms,
subject as to enforcement,
to bankruptcy, insolvency,
reorganization, moratorium, and
other laws relating to or
affecting creditors' rights and to
general equity principles.

	q)	The information
to be furnished by the Acquired
Fund for use in no-action letters,
applications for orders, registration
statements, proxy materials, and
other documents that
may be necessary in connection
with the transactions contemplated
herein shall be
accurate and complete in all
material respects and shall comply
in all material respects
with federal securities and other
laws and regulations.

	r)	From the effective
date of the Registration Statement
(as defined in paragraph 5.7)
through the time of the meeting
of the Acquired Fund Shareholders
and on the Closing
Date, any written information
furnished by the Trust with respect
to the Acquired Fund
for use in the Proxy Materials
(as defined in paragraph 5.7), or
any other materials
provided in connection with the
Reorganization, does not and will
not contain any untrue
statement of a material fact or omit
to state a material fact required
 to be stated or
necessary to make the statements,
in light of the circumstances
under which such
statements were made, not
misleading.

	s)	The Acquired Fund
has qualified and elected to be
treated as a "regulated investment
company" under the Code (a "RIC"),
as of and since its first taxable
year; and qualifies
and will continue to qualify as a
RIC under the Code for its taxable
year ending upon its
liquidation.

	t)	No governmental
consents, approvals, authorizations
or filings are required under the
1933 Act, the Securities Exchange
Act of 1934 (the "1934 Act"),
the 1940 Act or
Massachusetts law for the
execution of this Agreement by the
Trust, for itself and on
behalf of the Acquired Fund,
except for the effectiveness of
the Registration Statement,
and the filing of any articles,
certificates or other documents
that may be required under
Massachusetts law, and except for
such other consents, approvals,
authorizations and
filings as have been made or received,
and such consents, approvals,
authorizations and
filings as may be required
subsequent to the Closing Date,
it being understood, however,
that this Agreement and the
transactions contemplated herein
must be approved by the
shareholders of the Acquired Fund
as described in paragraph 5.2.

	4.2	REPRESENTATIONS OF
THE ACQUIRING FUND.  The Trust,
on behalf of
the  Acquiring Fund, represents
and warrants to the Trust, on
behalf of the Acquired Fund, as
follows:

	a)	The Acquiring
Fund is a separate series of the
Trust, duly organized, validly
existing and
in good standing under the laws
of the Commonwealth of Massachusetts.

	b)	The Trust is
registered as an open-end management
investment company under the 1940
Act, and the Trust's registration
with the Commission as an
investment company under
the 1940 Act is in full force
and effect.

	c)	The current
prospectus and statement of
additional information of the
Acquiring Fund
conform in all material
respects to the applicable
requirements of the 1933 Act
and the
1940 Act and the rules and
regulations thereunder, and do
not include any untrue
statement of a material fact
or omit to state any material
fact required to be stated or
necessary to make such
statements therein, in light
of the circumstances under
which they
were made, not misleading.

	d)	The Acquiring
Fund is not, and the execution,
delivery and performance of this
Agreement will not, result in the
violation of any provision of
the Trust's Declaration of
Trust or By-Laws or of any
material agreement, indenture,
instrument, contract, lease, or
other undertaking to which the
Acquiring Fund is a party or by
which it is bound.

	e)	Except as
otherwise disclosed in writing to
and accepted by the Acquired Fund,
no
litigation, administrative
proceeding or investigation of
or before any court or
governmental body is presently
pending or to its knowledge
threatened against the
Acquiring Fund or any of its
properties or assets, which, if
adversely determined, would
materially and adversely affect
its financial condition, the conduct
of its business or the
ability of the Acquiring Fund to
carry out the transactions
contemplated by this
Agreement.  The Acquiring Fund
knows of no facts that might form
the basis for the
institution of such proceedings
and it is not a party to or subject
to the provisions of any
order, decree, or judgment of
any court or governmental body
that materially and
adversely affects its business or
its ability to consummate the
transaction contemplated
herein.

	f)	The financial
statements of the Acquiring Fund
as of July 31, 2009, and for the
fiscal year
then ended, have been prepared in
accordance with generally accepted
accounting
principles, and such statements
(copies of which have been furnished
to the Acquired
Fund) fairly reflect the financial
condition of the Acquiring Fund
as of such date, and
there are no known contingent
liabilities of the Acquiring Fund
as of such date that are
not disclosed in such statements.

	g)	Since the date
of the financial statements
referred to in paragraph f above,
there have
been no material adverse changes
in the Acquiring Fund's financial
condition, assets,
liabilities or business (other than
changes occurring in the ordinary
course of business), or
any incurrence by the Acquiring Fund
of indebtedness maturing more than
one year from
the date such indebtedness was
incurred, except as otherwise
disclosed to and accepted
by the Acquired Fund.  For the
purposes of this paragraph (g),
a decline in the net asset
value of the Acquiring Fund shall
not constitute a material adverse
change.

	h)	All federal and
other tax returns and reports
of the Acquiring Fund required
by law to be
filed have been filed, and
all federal and other taxes
shown due on such returns and
reports have been paid, or
provision shall have been
made for the payment thereof.
To
the best of the Acquiring Fund's
 knowledge, no such return is
currently under audit, and
no assessment has been asserted
with respect to such returns.

	i)	All issued and
outstanding Acquiring Fund
Shares are duly and validly
issued and
outstanding, fully paid and
non-assessable by the
Acquiring Fund.  The Acquiring
Fund
has no outstanding options,
warrants, or other rights to
subscribe for or purchase any
Acquiring Fund Shares, and
there are no outstanding
securities convertible into any
Acquiring Fund Shares.

	j)	The execution,
delivery and performance of
this Agreement have been duly
authorized by
all necessary action on the
part of the Acquiring Fund, and
this Agreement constitutes a
valid and binding obligation
of the Acquiring Fund, enforceable
in accordance with its
terms, subject as to enforcement,
to bankruptcy, insolvency,
reorganization, moratorium,
and other laws relating to or
affecting creditors' rights and
to general equity principles.

	k)	Acquiring Fund
Shares to be issued and delivered
to the Acquired Fund for the
account
of the Acquired Fund Shareholders
pursuant to the terms of this
Agreement will, at the
Closing Date, have been duly
authorized.  When so issued
and delivered, such shares will
be duly and validly issued
Acquiring Fund Shares, and
will be fully paid and non-
assessable.

	l)	The information
to be furnished by the Acquiring
Fund for use in no-action letters,
registration statements, proxy
materials, and other documents
that may be necessary in
connection with the transactions
contemplated herein shall be
accurate and complete in
all material respects and shall
comply in all material respects
with federal securities and
other laws and regulations.

	m)	From the
effective date of the
Registration Statement
(as defined in paragraph 5.7),
through the time of the
meeting of the Acquired Fund
Shareholders and on the Closing
Date, any written information
furnished by the Acquiring
Fund for use in the Proxy
Materials (as defined in
paragraph 5.7), or any other
materials provided in connection
with the Reorganization,
does not and will not contain
any untrue statement of a material
fact or omit to state a material
fact required to be stated or
necessary to make the
statements, in light of the
circumstances under which
such statements were made, not
misleading.

	n)	The Acquiring
Fund has qualified and elected
to be treated as a RIC under
the Code as of
and since its first taxable year;
and qualifies and shall continue
to qualify as a RIC under
the Code for its current taxable
year.

	o)	No governmental
consents, approvals,
authorizations or filings are
required under the
1933 Act, the 1934 Act, the 1940
Act or Massachusetts law for the
execution of this
Agreement by the Acquiring Fund,
or the performance of the Agreement
by the
Acquiring Fund, except for the
effectiveness of the Registration
Statement, and the filing
of any articles, certificates or
other documents that may be
required under Massachusetts
law, and such other consents,
approvals, authorizations and
filings as have been made or
received, and except for such
consents, approvals,
authorizations and filings
as may be
required subsequent to the
Closing Date.

	p)	The Acquiring
Fund agrees to use all reasonable
efforts to obtain the approvals and
authorizations required by the
1933 Act, the 1940 Act,
and any state Blue Sky or
securities laws as it may
deem appropriate in order to
continue its operations after the
Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING
FUND AND THE ACQUIRED FUND

	5.1	OPERATION IN
ORDINARY COURSE.  The Acquiring
Fund and the Acquired
Fund will each operate its
respective business in the ordinary
course between the date of this
Agreement and the Closing Date,
it being understood that such
ordinary course of business will
include customary dividends and
shareholder purchases and
redemptions.

	5.2	APPROVAL OF
SHAREHOLDERS.  The Trust will
call a special meeting of the
Acquired Fund's Shareholders to
consider and act upon this
Agreement and to take all other
appropriate action necessary
to obtain approval of the
transactions contemplated
herein.

	5.3	INVESTMENT
REPRESENTATION.  The Acquired
Fund covenants that the
Acquiring Fund Shares to be
issued pursuant to this
Agreement are not being
acquired for the
purpose of making any
distribution, other than in
connection with the
Reorganization and in
accordance with the terms of
this Agreement.

	5.4	ADDITIONAL
INFORMATION.  The Acquired
Fund will assist the Acquiring
Fund in obtaining such
information as the Acquiring
Fund reasonably requests
concerning the
beneficial ownership of
the Acquired Fund Shares.

	5.5	FURTHER
ACTION.  Subject to the
provisions of this Agreement,
the Acquiring
Fund and the Acquired Fund
will each take or cause to
be taken, all action, and
do or cause to be
done, all things reasonably
necessary, proper or advisable
to consummate and make
effective the
transactions contemplated by
this Agreement, including any
actions required to be taken
after the
Closing Date.

	5.6	STATEMENT OF
EARNINGS AND PROFITS.  As
promptly as practicable, but
in any case within sixty days
after the Closing Date, the
Acquired Fund shall furnish the
Acquiring Fund, in such form as
is reasonably satisfactory to
the Acquiring Fund, a statement of
the earnings and profits of the
Acquired Fund for federal
income tax purposes that will
be carried
over by the Acquiring Fund as
a result of Section 381 of the
Code, and which will be certified by
the Trust's Treasurer.

	5.7	PREPARATION OF
REGISTRATION STATEMENT AND
SCHEDULE 14A
PROXY STATEMENT.  The Acquiring
Fund will prepare and file with
the Commission a
registration statement on Form
N-14 relating to the Acquiring
Fund Shares to be issued to
shareholders of the Acquired
Fund (the "Registration Statement").
The Registration Statement
shall include a proxy statement
for use in connection with the
special meeting of the Acquired
Fund Shareholders to consider
the approval of this Agreement
and the transactions contemplated
herein (the "Proxy Materials"),
and a prospectus of the
Acquiring Fund relating to the
transaction
contemplated by this Agreement.
The Registration Statement shall
be in compliance with the
1933 Act, the 1934 Act and the
1940 Act, as applicable.  Each
party will provide the other party
with the materials and
information necessary to prepare
the Registration Statement and
Proxy
Materials for inclusion therein.

	5.8	DIVIDENDS.  On
or before the Closing Date,
the Acquired Fund shall have
declared and paid a dividend or
dividends which, together with
all previous such dividends, shall
have the effect of distributing
to its shareholders all of the
Acquired Fund's investment
company
taxable income (computed
without regard to any deduction
for dividends paid), if any,
plus the
excess, if any, of its interest
income excludible from gross
income under Section 103(a) of
the
Code over its deductions
disallowed under Sections 265
and 171(a)(2) of the Code
for all taxable
periods or years ending on
or before the Closing Date,
and all of its net capital
gains realized
(after reduction for any
capital loss carry forward),
if any, in all taxable periods
or years ending
on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE ACQUIRED
FUND

	The obligations of
the Acquired Fund to consummate
the transactions provided
for herein
shall be subject, at its
election, to the performance
by the Acquiring Fund of all
the obligations to
be performed by the Acquiring
Fund pursuant to this Agreement
on or before the Closing Date,
and, in addition, subject to
the following conditions:

	All representations,
covenants, and warranties of
the Acquiring Fund contained
in this
Agreement shall be true and
correct in all material
respects as of the date hereof
and as of the
Closing Date, with the same
force and effect as if made
on and as of the Closing Date.
The
Acquiring Fund shall have
delivered to the Acquired
Fund a certificate executed
in the Acquiring
Fund's name by the Acquiring
Fund's President or Vice
President and its Treasurer or
Assistant
Treasurer, in form and substance
satisfactory to the Acquired
Fund and dated as of the Closing
Date, to such effect and as
to such other matters as the
Acquired Fund shall reasonably
request.

ARTICLE VII

CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE ACQUIRING FUND

	The obligations of
the Acquiring Fund to consummate
the transactions provided for
herein shall be subject,
at its election, to the performance
by the Acquired Fund of all the
obligations to be performed
by the Acquired Fund pursuant
to this Agreement, on or before the
Closing Date and, in addition,
shall be subject to the
following conditions:

	All representations,
covenants, and warranties of the
Acquired Fund contained in this
Agreement shall be true and
correct in all material
respects as of the date
hereof and as of the
Closing Date, with the same
force and effect as if made
on and as of such Closing Date.
The
Acquired Fund shall have
delivered to the Acquiring
Fund on such Closing Date a
certificate
executed in the Acquired
Fund's name by the Trust's
President or Vice President
and the
Treasurer or Assistant Treasurer,
in form and substance
satisfactory to the Acquiring
Fund and
dated as of such Closing Date,
to such effect and as to such
other matters as the Acquiring
Fund
shall reasonably request.

	The Acquired Fund shall
have delivered to the Acquiring
Fund a statement of the
Acquired Fund's assets
and liabilities, together
with a list of the Acquired
Fund's portfolio
securities showing the tax
costs of such securities by
lot and the holding periods of
such
securities, as of the
Closing Date, certified by the
Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS
PRECEDENT TO OBLIGATIONS
OF THE
ACQUIRING FUND AND ACQUIRED
FUND

	If any of the
conditions set forth below
do not exist on or before the
Closing Date with
respect to the Acquired Fund or
the Acquiring Fund, the other
party to this Agreement shall, at
its option, not be required to
consummate the transactions
contemplated by this Agreement:

	8.1	This Agreement
and the transactions
contemplated herein, with respect
to the
Acquired Fund, shall have
been approved by the requisite
vote of the holders of the
outstanding
shares of the Acquired Fund in
accordance with applicable
law and the provisions of the
Trust's
Declaration of Trust and
By-Laws.  Certified copies
of the resolutions evidencing
such approval
shall have been delivered
to the Acquiring Fund.
Notwithstanding anything
herein to the
contrary, neither the Acquiring
Fund nor the Acquired Fund
may waive the conditions set
forth
in this paragraph 8.1.

	8.2	On the Closing
Date, the Commission shall not
have issued an unfavorable report
under Section 25(b) of the 1940
Act, or instituted any
proceeding seeking to enjoin
the
consummation of the transactions
contemplated by this Agreement
under Section 25(c) of the
1940 Act.  Furthermore, no
action, suit or other
proceeding shall be threatened
or pending before
any court or governmental
agency in which it is sought to
restrain or prohibit, or obtain
damages
or other relief in connection
with this Agreement or the
transactions contemplated herein.

	8.3	All required
consents of other parties and
all other consents, orders, and
permits
of federal, state and local
regulatory authorities (including
those of the Commission and of State
securities authorities,
including any necessary
"no-action" positions and
exemptive orders from
such federal and state authorities)
to permit consummation of the
transactions contemplated
herein shall have been obtained,
except where failure to obtain
any such consent, order, or permit
would not involve a risk of
a material adverse effect on
the assets or properties of
the Acquiring
Fund or the Acquired Fund,
provided that either party
hereto may waive any such conditions
 for
itself.

	8.4	The Registration
Statement shall have become
effective under the 1933 Act, and
no stop orders suspending the
effectiveness thereof shall have
been issued.  To the best
knowledge of the parties to this
Agreement, no investigation or
proceeding for that purpose shall
have been instituted or be pending,
threatened or contemplated under
the 1933 Act.

	8.5	The parties shall
have received an opinion of Reed
Smith LLP substantially to the
effect that for federal income
tax purposes:

	a)	The transfer of
all of the Acquired Fund's assets
to the Acquiring Fund solely in
exchange for Acquiring Fund Shares
(followed by the distribution of
Acquiring Fund
Shares to the Acquired Fund
Shareholders in dissolution and
liquidation of the Acquired
Fund) will constitute a
"reorganization" within the meaning
of Section 368(a) of the
Code, and the Acquiring Fund
and the Acquired Fund will
each be a "party to a
reorganization" within the
meaning of Section
		368 (b)of the Code.
	b)	No gain or loss
will be recognized by the Acquiring
 Fund upon the receipt of the
assets of
the Acquired Fund solely in
exchange for Acquiring Fund Shares.
	c)	No gain or
loss will be recognized by the
Acquired Fund upon the transfer
of the
Acquired Fund's assets to the
Acquiring Fund solely in exchange
for Acquiring Fund
Shares or upon the distribution
(whether actual or constructive)
of Acquiring Fund Shares
to Acquired Fund Shareholders
in exchange for their Acquired
Fund Shares.
	d)	No gain or
loss will be recognized by any
Acquired Fund Shareholder
upon the exchange
of its Acquired Fund Shares for
Acquiring Fund Shares.
	e)	The aggregate
tax basis of the Acquiring
Fund Shares received by each
Acquired Fund
Shareholder pursuant to the
Reorganization will be the
same as the aggregate tax basis
 of
the Acquired Fund Shares held
 by it immediately prior to
the Reorganization.  The
holding period of Acquiring
Fund Shares received by each
Acquired Fund Shareholder
will include the period during
which the Acquired Fund
Shares exchanged therefor were
held by such shareholder,
provided the Acquired Fund
Shares are held as capital assets
at
the time of the Reorganization.

	f)	The tax basis
of the Acquired Fund's assets
acquired by the Acquiring Fund
will be the
same as the tax basis of such
assets to the Acquired Fund
immediately prior to the
Reorganization.  The holding
period of the assets of
the Acquired Fund in the hands of
the Acquiring Fund will
include the period during
which those assets were
held by the
Acquired Fund.

	Such opinion shall
be based on customary
assumptions and such
representations as Reed
Smith LLP may reasonably request,
and the Acquired Fund and
Acquiring Fund will cooperate
to make and certify the
accuracy of such representations.
The foregoing opinion may
state that
no opinion is expressed as to
the
effect of the Reorganization
on the Acquiring Fund, the
Acquired Fund or any Acquired
Fund Shareholder with respect
to any asset as to which
unrealized gain or loss is
required to be recognized for
federal income tax purposes at
the end of
a taxable year (or on the
termination or transfer thereof)
under a mark-to-market system of
accounting.  Notwithstanding
anything herein to the contrary,
neither the Acquiring Fund nor the
Acquired Fund may waive the
conditions set forth in this
paragraph 8.5.

ARTICLE IX

EXPENSES

	The Acquired Fund
and the Acquiring Fund will
not bear any expenses
associated with
their participation in the
Reorganization, except as
contemplated in this Article IX.
The
Acquired Fund will pay the
following direct proxy expenses
relating to its participation
in the
Reorganization: (a) cost of
printing, processing and
mailing of the Proxy Materials
and (b) the
cost of soliciting and
tabulating the vote of its
 shareholders in connection
 with the special
meeting.  Federated MDTA LLC,
or its affiliates, will pay all
remaining direct and redirect
expenses associated with the
Acquiring Fund's and Acquired
 Fund's participation in the
Reorganization.  Such other
expenses include, without
limitation: (a) expenses
 associated with
the preparation and filing
of the Proxy Materials; (b)
 accounting fees; (c) legal
fees; and (d) other
related administrative or
operational costs.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL
OF WARRANTIES

	10.1	The Trust,
on behalf of the Acquiring
Fund, and the Trust, on behalf
of the
Acquired Fund, agree that
neither party has made to the
other party any representation,
 warranty
and/or covenant not set forth
 herein, and that this
Agreement constitutes the
entire agreement
between the parties.

	10.2	Except as
specified in the next sentence
set forth in this paragraph 10.2,
the
representations, warranties,
and covenants contained in
this Agreement or in any document
delivered pursuant to or in
connection with this Agreement,
shall not survive the consummation
of the transactions contemplated
hereunder.  The covenants to
be performed after the Closing
Date, shall continue in effect
beyond the consummation of the
transactions contemplated
hereunder.

ARTICLE XI

TERMINATION

	This Agreement may
be terminated by the Trust on
or before the Closing Date.

	a) 	a breach by the
other of any representation,
warranty, or agreement contained
herein to be
performed at or before the Closing
Date, if not cured within 30 days;

	b)	a condition
herein expressed to be precedent
to the obligations of the
terminating party
that has not been met and it
reasonably appears that it will
 not or cannot be met; or

	c)	a determination
 by a party's Board of Trustees,
 as appropriate, that the
consummation of
the transactions contemplated
 herein is not in the best
interest of the Trust or the
Acquiring Fund, respectively,
and notice is given to the
other party hereto.

	In the event of any
such termination, in the absence
of willful default, there
shall be no
liability for damages on the
part of any of the Acquiring
Fund, the Acquired Fund, the
Trust, or
their respective Trustees or officers.

ARTICLE XII

AMENDMENTS

	This Agreement may be
amended, modified, or
supplemented in such manner
as may be
mutually agreed upon in writing
by the officers of the Trust,
on behalf of the Funds, as
authorized by the Board of
Trustees of the Trust provided,
however, that following the meeting
of the Acquired Fund
Shareholders called by the
Acquired Fund pursuant to
paragraph 5.2 of this
Agreement, no such amendment
may have the effect of changing
 the provisions for determining
the number of Acquiring Fund
Shares to be issued to the Acquired
Fund Shareholders under this
Agreement to the detriment of such
 shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING
LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

	The Article and paragraph
 headings contained in this
Agreement are for reference
purposes only and shall not affect
in any way the meaning or
interpretation of this Agreement.

	This Agreement may be
executed in any number of
counterparts, each of which shall be
deemed an original.

	This Agreement shall be
governed by and construed in
accordance with the laws of the
Commonwealth of Pennsylvania.

	This Agreement shall bind
and inure to the benefit of the
parties hereto and their
respective successors and assigns,
but, except as provided in this
 paragraph, no assignment or
transfer hereof or of any rights or
obligations hereunder shall be made
by any party without the
written consent of the other party.
Nothing herein expressed or implied
is intended or shall be
construed to confer upon or give any
 person, firm, corporation,
trust, or other entity other than
the parties hereto and their
respective successors and assigns,
any rights or remedies under or by
reason of this Agreement.

	It is expressly agreed
that the obligations of the Funds
 hereunder shall not be binding
upon any of the Trustees,
shareholders, nominees, officers,
agents, or employees of the Trust
personally, but shall bind only
the Trust property of the Funds,
 as provided in the Declaration of
Trust of the Trust.  The
execution and delivery of this
 Agreement have been authorized
by the
Trustees of the Trust on behalf
 of the Funds and signed by
authorized officers of the Trust,
acting
as such.  Neither the
authorization by such Trustees
nor the execution and delivery
by such
officers shall be deemed to have
 been made by any of them
individually or to impose any
liability on any of them personally,
but shall bind only the Trust
property of the Funds as
provided in the Trust's Declaration
of Trust.

	IN WITNESS WHEREOF,
the parties have duly executed
this Agreement, all as of the
date first written above.

FEDERATED MDT SERIES
on behalf of its portfolio,
[Federated MDT Tax Aware/All
Cap Core Fund]

By: /s/  John W. McGonigle
Title:

FEDERATED MDT SERIES
On behalf of its portfolio
[Federated MDT All Cap Core Fund]

By:  /s/  John W. McGonigle
Title:



SUB-ITEM 77Q1(g):
Exhibit b
Agreement and Plan
of Reorganization

AGREEMENT AND PLAN
OF REORGANIZATION

	This AGREEMENT
AND PLAN OF REORGANIZATION
(the "Agreement") is made
as of this 5th day of March,
2010 by and between Federated
MDT Series, a Massachusetts
business trust, with its
principal place of business at
4000 Ericsson Drive, Warrendale, PA
15086-7561 (the "Trust"), on
behalf of its series,  FEDERATED
MDT SMALL CAP VALUE
FUND (the "Acquired Fund"), and
the Trust, on behalf of its series,
FEDERATED MDT
SMALL CAP CORE FUND (the
"Acquiring Fund", and
collectively with the Acquired Fund,
the "Funds").

	This Agreement is
intended to be, and is
adopted as, a plan of
reorganization within the
meaning of Section 368(a)
of the United States
Internal Revenue Code of 1986,
as amended (the
"Code") and the Treasury
Regulations promulgated thereunder.
The reorganization will consist
of: (i) the transfer of all of
 the assets of the Acquired
Fund (which offers Class A Shares,
Class C
Shares and Institutional Shares,
the "Acquired Fund Shares")
in exchange for shares (Class A
Shares, Class C Shares and
Institutional Shares, respectively ),
no par value per share, of the
Acquiring Fund (the "Acquiring
Fund Shares"); (ii) the
distribution of the Acquiring Fund
Shares (Class A Shares, Class C
Shares and Institutional Shares)
 to the holders of the Acquired
Fund Shares (Class A Shares, Class
C Shares and Institutional Shares,
respectively); and (iii) the
liquidation of the Acquired Fund
as provided herein, all upon the
terms and conditions set forth
in this Agreement
(the "Reorganization").

	WHEREAS, both Funds
are a separate series of the
Trust, the Trust is an open-end,
registered management investment
 company and the Acquired
Fund owns securities that
generally are assets of the
character in which the Acquiring
Fund is permitted to invest;

	WHEREAS, the Funds are
authorized to issue their
shares of beneficial interests;

	WHEREAS, the Trustees
of the Trust have determined
that the Reorganization, with
respect to the Acquired Fund,
is in the best interests of the
Acquired Fund and that the interests
of the existing shareholders of
the Acquired Fund will not be
diluted as a result of the
Reorganization;

	WHEREAS, the Trustees
of the Trust have determined that
the Reorganization, with
respect to the Acquiring Fund,
is in the best interests of the
Acquiring Fund and that the interests
of the existing shareholders of
the Acquiring Fund will not be
diluted as a result of the
Reorganization;

	NOW, THEREFORE, in
consideration of the premises and of
the covenants and
agreements hereinafter set forth,
the parties hereto covenant and
agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE
ACQUIRED FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND
LIQUIDATION OF THE ACQUIRED FUND

	1.1	THE EXCHANGE.
 Subject to the terms and conditions
 contained herein and on
the basis of the representations
and warranties contained herein,
the Acquired Fund agrees to
transfer all of its assets, as
set forth in paragraph 1.2,
 to the Acquiring Fund.
In exchange, the
Acquiring Fund agrees to
deliver to the Acquired
Fund the number of full
and fractional shares
of each class of the
Acquiring Fund Shares
determined by multiplying (a)
the shares outstanding
of each class of the Acquired
Fund Shares by (b) the ratio
computed by dividing (x) the net
asset
value per share of such class of
the Acquired Fund Shares by (y)
the net asset value per share of
the  corresponding class of
the Acquiring Fund Shares
computed in the manner and as of
the
time and date set forth in
paragraph 2.2.  Holders of the
Acquired Fund's Class A Shares,
Class
C Shares and Institutional
Shares will receive Class A
Shares, Class C Shares and
Institutional
Shares, respectively, of the
Acquiring Fund.  Such transactions
shall take place at the closing on
the Closing Date provided for
in paragraph 3.1.

	1.2	ASSETS TO BE
ACQUIRED. The assets of the
Acquired Fund to be acquired
by
the Acquiring Fund shall consist
of property having a value
equal to the total net assets
of the
Acquired Fund, including,
without limitation, cash,
securities, commodities,
interests in futures
and dividends or interest
receivable, owned by the
Acquired Fund.  The assets
to be acquired by
the Acquiring Fund shall not
include any deferred or
prepaid expenses shown as an
 asset on the
books of the Acquired Fund
on the Closing Date, and
shall be excluded from the
Valuation of
Assets under paragraph 2.1
and the corresponding
calculation of net asset
value per share of  the
class of the Acquired Fund
Shares under this Agreement.

	The Acquired
Fund has provided the
Acquiring Fund with its
most recent audited
financial statements, which
contain a list of all of the
 Acquired Fund's assets
as of the date of
such statements.  The
Acquired Fund hereby
represents that as of the
date of the execution of this
Agreement, there have been
 no changes in its financial
 position as reflected in such
 financial
statements other than those
occurring in the ordinary
course of business in
 connection with the
purchase and sale of securities,
the issuance and redemption of
Acquired Fund Shares and the
payment of normal operating
expenses, dividends and capital
gains distributions.

	1.3	LIABILITIES
TO BE DISCHARGED.  The Acquired
 Fund will discharge all of
its liabilities and obligations
prior to the Closing Date.

	1.4	LIQUIDATION
AND DISTRIBUTION.  On or as
soon after the Closing Date as
is conveniently practicable:
 (a) the Acquired Fund will
distribute in complete
liquidation of the
Acquired Fund, pro rata to
its shareholders of record,
determined as of the close
of business on
the Closing Date (the
"Acquired Fund
Shareholders"), all of
the Acquiring Fund Shares
received
by the Acquired Fund
pursuant to paragraph 1.1;
and (b) the Acquired Fund
 will thereupon
proceed to dissolve and
terminate as set forth in
paragraph 1.8 below.  Such
distribution will be
accomplished by the transfer
 of Acquiring Fund Shares
credited to the account
of the Acquired
Fund on the books of the
Acquiring Fund to open
accounts on the share
records of the Acquiring
Fund in the name of the
Acquired Fund Shareholders,
and representing the
respective pro rata
number of Acquiring Fund
Shares due such shareholders.
  All issued and outstanding
Acquired
Fund Shares will
simultaneously be canceled
on the books of the
Acquired Fund.  The
Acquiring
Fund shall not issue
certificates representing
Acquiring Fund Shares in
connection with such
transfer.  After the
Closing Date, the
Acquired Fund shall
not conduct any business
except in
connection with its
termination.

	1.5	OWNERSHIP
OF SHARES.  Ownership of
Acquiring Fund Shares
will be
shown on the books of the
Acquiring Fund's transfer
agent. Acquiring Fund
Shares will be
issued simultaneously to
the Acquired Fund, in an
amount equal in value to
the aggregate net
asset value of the
Acquired Fund Shares,
to be distributed to
Acquired Fund Shareholders.

	1.6	TRANSFER
TAXES.  Any transfer taxes
payable upon the issuance of
Acquiring
Fund Shares in a name other
than the registered holder of
the Acquired Fund Shares on the
books
of the Acquired Fund as of that
time shall, as a condition of
such issuance and transfer,
be paid
by the person to whom such
Acquiring Fund Shares are to
be issued and transferred.

	1.7	REPORTING
RESPONSIBILITY.  Any
reporting responsibility of
the Acquired
Fund is and shall remain the
responsibility of the
Acquired Fund.

	1.8	TERMINATION.
The Acquired Fund shall be
dissolved and terminated
promptly following the
Closing Date and the making
of all distributions pursuant to
paragraph 1.4.


	1.9	BOOKS AND
RECORDS.  All books and
records of the Acquired Fund,
including all books and
records required to be
maintained under the Investment
Company Act of
1940 (the "1940 Act"), and
the rules and regulations thereunder,
shall be available to the
Acquiring Fund from and after
the Closing Date and shall be
turned over to the Acquiring Fund
as soon as practicable following
the Closing Date.
ARTICLE II

VALUATION

	2.1	VALUATION OF ASSETS.
The value of the Acquired Fund's
assets to be
acquired by the Acquiring Fund
hereunder shall be the value of
such assets at the closing on the
Closing Date, using the
valuation procedures set forth
 in the Acquiring Fund's Articles of
Incorporation and the Acquiring
Fund's then current prospectus
and statement of additional
information or such other
valuation procedures as shall
 be mutually agreed upon by the
parties.

	2.2	VALUATION OF
SHARES.  The net asset value
per share of each class of
Acquiring Fund Shares shall be
the net asset value per share
of such class of Acquiring Fund
Shares computed at the closing
on the Closing Date, using the
valuation procedures set forth in
the Acquiring Fund's Articles
of Incorporation and the
Acquiring Fund's then current
prospectus
and statement of additional
information, or such other
valuation procedures as shall be
mutually
agreed upon by the parties.

	2.3	SHARES TO BE ISSUED.
The number of shares of each
class of Acquiring
Fund Shares to be issued (including
fractional shares, if any) in
exchange for the Acquired
Fund's assets shall be determined
in accordance with paragraph 1.1.

	2.4	DETERMINATION
 OF VALUE.  All computations
of value shall be made by
State Street Bank and Trust
Company, on behalf of the
Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

	3.1	CLOSING DATE.
The closing ("Closing") shall
occur on or after March 19,
2010, or such other date(s) as
the parties may agree to in
writing (the "Closing Date").
All acts
taking place at the Closing shall
be deemed to take place at
4:00 p.m. Eastern Time on the
Closing Date unless otherwise
provided herein.  The Closing
shall be held at the offices of
Federated Services Company, 1001
Liberty Avenue, Pittsburgh,
Pennsylvania 15222-3779, or at
such other time and/or place as
the parties may agree.

	3.2	CUSTODIAN'S CERTIFICATE.
State Street Bank and Trust Company, as
custodian for the Acquired Fund
(the "Custodian"), shall deliver
at the Closing a certificate of an
authorized officer stating that:
(a) the Acquired Fund's portfolio
 securities, cash, and any other
assets have been delivered in
proper form to the Acquiring Fund
 on the Closing Date; and (b) all
necessary taxes including all
applicable federal and state stock
 transfer stamps, if any, shall have
been paid, or provision for
 payment shall have been made,
in conjunction with the delivery of
portfolio securities by the
Acquired Fund.

	3.3	EFFECT OF SUSPENSION
IN TRADING.  In the event that on
the scheduled
Closing Date, either:  (a) the
NYSE or another primary exchange
on which the portfolio
securities of the Acquiring Fund or
the Acquired Fund are purchased
or sold, shall be closed to
trading or trading on such
exchange shall be restricted;
 or (b) trading or the reporting
of trading
on the NYSE or elsewhere shall
be disrupted so that accurate
appraisal of the value of the net
assets of the Acquiring Fund or
the Acquired Fund is impracticable,
the Closing Date shall be
postponed until the first Friday
that is a business day after the
day when trading is fully resumed
and reporting is restored.

	3.4	TRANSFER AGENT'S
 CERTIFICATE. State Street Bank
 and Trust Company,
as transfer agent for the Acquired
Fund as of the Closing Date, shall
deliver at the Closing a
certificate of an authorized
officer stating that its records
contain the names and addresses of
Acquired Fund Shareholders, and
the number and percentage
ownership of outstanding shares
owned by each such shareholder
immediately prior to the Closing.
 The Acquiring Fund shall
issue and deliver or cause,
State Street Bank and Trust
Company, its transfer agent,
 to issue and
deliver a confirmation
evidencing Acquiring Fund
Shares to be credited on
the Closing Date to
the Secretary of the Trust or
 provide evidence satisfactory
 to the Acquired Fund that the
Acquiring Fund Shares have
been credited to the Acquired
 Fund's account on the books of
the
Acquiring Fund.  At the
Closing, each party shall
deliver to the other such bills
 of sale, checks,
assignments, share certificates,
 treasurer, chief financial
 officer, president/
vice president or other
officer certificates,
custodian and/or transfer
agent instructions and
certificates, legal opinions,
receipts and other documents,
if any, as such other party or
its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

	4.1	REPRESENTATIONS
OF THE ACQUIRED FUND.  The Trust,
 on behalf of the
Acquired Fund, represents and
warrants to the Acquiring Fund,
as follows:

	a)	The Acquired
Fund is a separate series of
the Trust, duly organized,
validly existing and
in good standing under the
laws of the Commonwealth of
Massachusetts.

	b)	The Trust is
registered as an open-end
management investment company
under the 1940
Act, and the Trust's
registration with the
Securities and Exchange
Commission (the
"Commission") as an investment
company under the 1940 Act
is in full force and effect.

	c)	The current
prospectus and statement of
additional information of the
 Acquired Fund
conform in all material
respects to the applicable
requirements of the
Securities Act of
1933 (the "1933 Act") and
the 1940 Act, and the rules
 and regulations thereunder,
and do
not include any untrue
statement of a material fact
or omit to state any
material fact
required to be stated or
necessary to make the
statements therein, in light
 of the
circumstances under which
they were made, not misleading.

	d)	The Acquired
Fund is not, and the execution,
delivery, and performance of this
Agreement subject to shareholder
approval will not, result in a
violation of the Trust's
Declaration of Trust or By-Laws or
 of any material agreement,
indenture, instrument,
contract, lease, or other
undertaking to which the
Acquired Fund is a party or by
which it
is bound.

	e)	The Acquired
Fund has no material contracts
or other commitments (other than this
Agreement) that will be
terminated with liability to it
 before the Closing Date, except for
liabilities, if any, to be
discharged as provided in
paragraph 1.3 hereof.

	f)	Except as
otherwise disclosed in writing
to and accepted by the
Acquiring Fund, no
litigation, administrative
 proceeding, or investigation
 of or before any court or
governmental body is presently
pending or to its knowledge
threatened against the
Acquired Fund or any of its
properties or assets, which,
if adversely determined, would
materially and adversely affect
its financial condition, the
conduct of its business, or the
ability of the Acquired Fund to
 carry out the transactions
contemplated by this
Agreement.  The Acquired Fund knows
 of no facts that might form the
 basis for the
institution of such proceedings and
is not a party to or subject to the
provisions of any
order, decree, or judgment of any
 court or governmental body
that materially and
adversely affects its business
 or its ability to consummate
the transactions contemplated
herein.

	g)	The audited
financial statements of the
Acquired Fund as of July 31, 2009,
and for the
fiscal year then ended have been
prepared in accordance with
generally accepted
accounting principles, and
such statements (copies of
which have been furnished to the
Acquiring Fund) fairly
reflect the financial condition
of the Acquired Fund as of such
date, and there are no known
contingent liabilities of the
Acquired Fund as of such date
that are not disclosed in such
 statements.

	h)	The unaudited
 financial statements of
the Acquired Fund as of
January 31, 2009, and for
the six months then ended,
 have been prepared in
accordance with generally
accepted
accounting principles,
and such statements (copies of
which have been furnished to the
Acquiring Fund) fairly reflect
the financial condition of
the Acquired Fund as of such
date, and there are no known
contingent liabilities of
 the Acquired Fund as of such
date
that are not disclosed in such
statements.

	i)	Since the date
of the financial statements
referred to in paragraph (g)
above, there have
been no material adverse
changes in the Acquired Fund's
financial condition, assets,
liabilities or business (other
than changes occurring in
the ordinary course of business),
or
any incurrence by the
Acquired Fund of indebtedness
 maturing more than one
year from
the date such indebtedness
was incurred, except as
otherwise disclosed to and accepted
by the Acquiring Fund.  For
 the purposes of this paragraph
(i), a decline in the net asset
value of the Acquired Fund
shall not constitute a
material adverse change.

	j)	As of the date
hereof, except as previously
disclosed to the Acquiring Fund
in writing,
and except as have been
corrected as required by
applicable law, and to the
best of the
Acquired Fund's knowledge,
there have been no material
miscalculations of the net asset
value of the Acquired Fund
or the net asset value per
share of any class or series
of shares
during the twelve-month
period preceding the date
hereof and preceding the Closing
Date, and all such calculations
have been made in accordance
with the applicable
provisions of the 1940 Act.

	k)	The minute
books and other similar records
 of the Acquired Fund as made
available to
the Acquiring Fund prior to
 the execution of this
 Agreement contain a true and
complete
record of all action taken at all
 meetings and by all written
consents in lieu of meetings of
the shareholders of the Acquired
 Fund and of the Acquired Fund,
the Acquired Fund's
Board of Trustees and
committees of the Acquired
Fund's Board of Trustees.
The stock
transfer ledgers and other
similar records of the Acquired
 Fund as made available to the
Acquiring Fund prior to the
 execution of this Agreement,
 and as existing on the Closing
Date, accurately reflect all
record transfers prior to the
execution of this Agreement, or
the Closing Date, as applicable,
in the Acquired Fund Shares.

	l)	The Acquired
Fund has maintained, or
caused to be maintained on its
 behalf, all books
and records required of a
registered investment company
 in compliance with the
requirements of Section 31 of
the 1940 Act and rules thereunder.

	m)	All federal
 and other tax returns and
reports of the Acquired Fund
required by law to be
filed have been filed, and all
federal and other taxes
shown due on such returns and
reports have been paid, or
 provision shall have been
made for the payment thereof.
 To
the best of the Acquired Fund's
knowledge, no such return is
currently under audit, and
no assessment has been asserted
with respect to such returns.

	n)	All issued
and outstanding Acquired Fund
Shares are duly and validly
issued and
outstanding, fully paid and
non-assessable by the Acquired
 Fund.  All of the issued and
outstanding Acquired Fund Shares
 will, at the time of the
Closing Date, be held by the
persons and in the amounts set
forth in the records of the
Acquired Fund's transfer agent
as provided in paragraph 3.4.
The Acquired Fund has no
outstanding options, warrants,
or other rights to subscribe for
 or purchase any of the
Acquired Fund Shares, and has no
outstanding securities
convertible into any of the
Acquired Fund Shares.

	o)	At the Closing
Date, the Acquired Fund will
have good and marketable title
to the
Acquired Fund's assets to be
transferred to the Acquiring
Fund pursuant to paragraph 1.2,
and full right, power, and
authority to sell, assign,
transfer, and deliver such assets
hereunder, free of any lien
or other encumbrance, except
those liens or encumbrances to
which the Acquiring Fund has
received notice, and, upon
delivery and payment for such
assets, and the filing of any
articles, certificates or other
documents under the laws of the
Commonwealth of Massachusetts,
the Acquiring Fund will acquire
good and marketable
title, subject to no restrictions
on the full transfer of such
assets, other than such
restrictions as might arise
under the 1933 Act, and other
than as disclosed to and
accepted
by the Acquiring Fund.

	p)	The execution,
delivery and performance of this
Agreement have been duly
authorized by
all necessary action on the
part of the Acquired Fund.
Subject to approval by the
Acquired Fund Shareholders, this
Agreement constitutes a valid
and binding obligation of
the Acquired Fund, enforceable
 in accordance with its terms,
subject as to enforcement,
to bankruptcy, insolvency,
reorganization, moratorium,
and other laws relating to or
affecting creditors' rights
and to general equity
principles.

	q)	The information
to be furnished by the Acquired
Fund for use in no-action
letters,
applications for orders,
registration statements,
roxy materials, and other
documents that
may be necessary in connection
with the transactions
contemplated herein shall be
accurate and complete in all
 material respects and shall
comply in all material respects
with federal securities and other
laws and regulations.

	r)	From the
effective date of the Registration
Statement (as defined in
paragraph 5.7)
through the time of the meeting
of the Acquired Fund Shareholders
and on the Closing
Date, any written information
furnished by the Trust with
 respect to the Acquired Fund
for use in the Proxy Materials
(as defined in paragraph 5.7),
or any other materials
provided in connection with the
Reorganization, does not and
will not contain any untrue
statement of a material fact
or omit to state a material
fact required to be stated or
necessary to make the
statements, in light of
the circumstances under which such
statements were made, not
misleading.

	s)	The Acquired
Fund has qualified and elected
to be treated as a "regulated
investment
company" under the Code
(a "RIC"), as of and since its
first taxable year; and qualifies
and will continue to qualify
as a RIC under the Code for
 its taxable year ending upon its
liquidation.

	t)	No governmental
consents, approvals,
authorizations
or filings are required under
the
1933 Act, the Securities
Exchange Act of 1934
(the "1934 Act"),
 the 1940 Act or
Massachusetts law for the
execution of this Agreement by
 the Trust, for itself and on
behalf of the Acquired Fund,
except for the effectiveness
of the Registration Statement,
and the filing of any articles,
certificates or other
documents that may be required
under
Massachusetts law, and except
 for such other consents,
approvals, authorizations and
filings as have been made or
received, and such consents,
approvals, authorizations and
filings as may be required
subsequent to the Closing Date,
it being understood, however,
that this Agreement and the
transactions contemplated
herein must be approved by the
shareholders of the Acquired
Fund as described in
paragraph 5.2.

	4.2	REPRESENTATIONS
OF THE ACQUIRING FUND.  The
Trust, on behalf of
the  Acquiring Fund,
represents and warrants to the
Trust, on behalf of the Acquired
Fund, as
follows:

	a)	The Acquiring
Fund is a separate series of
the Trust, duly organized,
validly existing and
in good standing under the
laws of the Commonwealth of
Massachusetts.

	b)	The Trust is
registered as an open-end
management investment company
under the 1940
Act, and the Trust's registration
with the Commission as an
investment company under
the 1940 Act is in full force
and effect.

	c)	The current
prospectus and statement of
additional information of the
Acquiring Fund
conform in all material respects
to the applicable requirements of
the 1933 Act and the
1940 Act and the rules and
regulations thereunder, and
do not include any untrue
statement of a material fact or
omit to state any material fact
required to be stated or
necessary to make such statements
therein, in light of the
circumstances under which they
were made, not misleading.

	d)	The Acquiring
Fund is not, and the execution,
delivery and performance of this
Agreement will not, result in the
violation of any provision of the
Trust's Declaration of
Trust or By-Laws or of any material
agreement, indenture, instrument,
 contract, lease, or
other undertaking to which the
Acquiring Fund is a party or by
which it is bound.

	e)	Except as
otherwise disclosed in writing
to and accepted by the Acquired
Fund, no
litigation, administrative
proceeding or investigation of
or before any court or
governmental body is presently
pending or to its knowledge
threatened against the
Acquiring Fund or any of its
properties or assets, which, if
adversely determined, would
materially and adversely affect
its financial condition, the
conduct of its business or the
ability of the Acquiring Fund to
 carry out the transactions
contemplated by this
Agreement.  The Acquiring Fund
knows of no facts that might
form the basis for the
institution of such proceedings
and it is not a party to or
subject to the provisions of
any
order, decree, or judgment of
any court or governmental body
that materially and
adversely affects its business
or its ability to consummate the
transaction contemplated
herein.

	f)	The financial
statements of the Acquiring Fund
as of July 31, 2009, and for
the fiscal year
then ended, have been prepared
in accordance with generally
accepted accounting
principles, and such statements
(copies of which have been
furnished to the Acquired
Fund) fairly reflect the
financial condition of the
Acquiring Fund as of such date,
and
there are no known contingent
liabilities of the Acquiring
Fund as of such date that are
not disclosed in such statements.

	g)	Since the date
 of the financial statements
referred to in paragraph (f)
above, there have
been no material adverse changes
in the Acquiring Fund's
financial condition, assets,
liabilities or business (other
 than changes occurring in the
ordinary course of business), or
any incurrence by the Acquiring
 Fund of indebtedness maturing
more than one year from
the date such indebtedness was
incurred, except as otherwise
disclosed to and accepted
by the Acquired Fund.  For the
purposes of this paragraph (g),
a decline in the net asset
value of the Acquiring Fund
shall not constitute a material
adverse change.

	h)	All federal
and other tax returns and
reports of the Acquiring Fund
required by law to be
filed have been filed, and
all federal and other taxes
shown due on such returns and
reports have been paid, or
provision shall have been
made for the payment thereof.
 To
the best of the Acquiring
Fund's knowledge, no such return
 is currently under audit, and
no assessment has been
asserted with respect to such
returns.

	i)	All issued
and outstanding Acquiring
Fund Shares are duly and
validly issued and
outstanding, fully paid and
non-assessable by the
Acquiring Fund.  The Acquiring
Fund
has no outstanding options,
warrants, or other rights to
subscribe for or purchase any
Acquiring Fund Shares, and
there are no outstanding
 securities convertible into any
Acquiring Fund Shares.

	j)	The execution,
delivery and performance of
this Agreement have been duly
 authorized by
all necessary action on the
part of the Acquiring Fund,
and this Agreement constitutes a
valid and binding obligation
of the Acquiring Fund,
enforceable in accordance
with its
terms, subject as to enforcement,
to bankruptcy, insolvency,
reorganization, moratorium,
and other laws relating to or
 affecting creditors' rights
and to general equity principles.

	k)	Acquiring
Fund Shares to be issued and
delivered to the Acquired Fund
for the account
of the Acquired Fund Shareholders
pursuant to the terms of this
 Agreement will, at the
Closing Date, have been duly
authorized.  When so issued and
 delivered, such shares will
be duly and validly issued
 Acquiring Fund Shares, and
will be fully paid and non-
assessable.

	l)	The information
 to be furnished by the Acquiring
Fund for use in no-action letters,
registration statements, proxy
materials, and other documents
that may be necessary in
connection with the transactions
contemplated herein shall be
accurate and complete in
all material respects and shall
comply in all material respects
with federal securities and
other laws and regulations.

	m)	From the
effective date of the Registration
Statement (as defined in
paragraph 5.7),
through the time of the meeting
of the Acquired Fund Shareholders
and on the Closing
Date, any written information
furnished by the Acquiring Fund
for use in the Proxy
Materials (as defined in
paragraph 5.7), or any other
materials provided in connection
with the Reorganization, does
 not and will not contain any
untrue statement of a material
fact or omit to state a material
 fact required to be stated or
 necessary to make the
statements, in light of the
circumstances under which such
statements were made, not
misleading.

	n)	The Acquiring
 Fund has qualified and elected
to be treated as a RIC under the
 Code as of
and since its first taxable year;
 and qualifies and shall continue
to qualify as a RIC under
the Code for its current taxable
year.

	o)	No governmental
consents, approvals, authorizations
or filings are required under the
1933 Act, the 1934 Act, the
1940 Act or Massachusetts law for
the execution of this
Agreement by the Acquiring Fund, or
 the performance of the Agreement
by the
Acquiring Fund, except for the
 effectiveness of the Registration
Statement, and the filing
of any articles, certificates or
other documents that may be
required under Massachusetts
law, and such other consents,
approvals, authorizations and
filings as have been made or
received, and except for such
consents, approvals,
authorizations and filings as
 may be
required subsequent to the
 Closing Date.

	p)	The Acquiring
Fund agrees to use all
reasonable efforts to obtain
the approvals and
authorizations required by the
 1933 Act, the 1940 Act,
and any state Blue Sky or
securities laws as it may deem
appropriate in order to
continue its operations
after the
Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING
FUND AND THE ACQUIRED FUND

	5.1	OPERATION
IN ORDINARY COURSE.
The Acquiring Fund and
the Acquired
Fund will each operate its
respective business in the
 ordinary course between
the date of this
Agreement and the Closing
Date, it being understood
that such ordinary course
of business will
include customary
dividends and shareholder
purchases and redemptions.

	5.2	APPROVAL OF
 SHAREHOLDERS.  The Trust
 will call a special
meeting of the
Acquired Fund's Shareholders
to consider and act upon
this Agreement and to take
all other
appropriate action necessary
to obtain approval of the
 transactions contemplated
herein.

	5.3	INVESTMENT
REPRESENTATION.  The Acquired
 Fund covenants that the
Acquiring Fund Shares to be
issued pursuant to this
Agreement are not being
acquired for the
purpose of making any
distribution, other than in
connection with the Reorganization
and in
accordance with the terms of
this Agreement.

	5.4	ADDITIONAL
 INFORMATION.  The Acquired
Fund will assist the Acquiring
Fund in obtaining such
information as the Acquiring
Fund reasonably requests
concerning the
beneficial ownership of the
Acquired Fund Shares.

	5.5	FURTHER ACTION.
  Subject to the provisions
 of this Agreement, the
Acquiring
Fund and the Acquired Fund
will each take or cause to
be taken, all action, and
do or cause to be
done, all things reasonably
 necessary, proper or
advisable to consummate
and make effective the
transactions contemplated
 by this Agreement, including
any actions required to be
taken after the
Closing Date.

	5.6	STATEMENT OF
EARNINGS AND PROFITS.
As promptly as practicable, but
in any case within sixty
days after the Closing Date,
the Acquired Fund shall
 furnish the
Acquiring Fund, in such
form as is reasonably
satisfactory to the Acquiring
 Fund, a statement of
the earnings and profits of
 the Acquired Fund for
federal income tax purposes
that will be carried
over by the Acquiring Fund
as a result of Section 381
of the Code, and which will
be certified by
the Trust's Treasurer.

	5.7	PREPARATION OF
REGISTRATION STATEMENT AND
SCHEDULE 14A
PROXY STATEMENT.  The
Acquiring Fund will prepare
and file with the Commission a
registration statement on Form
 N-14 relating to the Acquiring
Fund Shares to be issued to
shareholders of the Acquired
 Fund (the "Registration Statement").
The Registration Statement
shall include a proxy statement
 for use in connection with
the special meeting of the
Acquired
Fund Shareholders to consider
the approval of this Agreement
 and the transactions
contemplated
herein (the "Proxy Materials"),
and a prospectus of the
Acquiring Fund relating to the
transaction
contemplated by this Agreement.
The Registration Statement
shall be in compliance with
the
1933 Act, the 1934 Act and
the 1940 Act, as applicable.
Each party will provide the
 other party
with the materials and
information necessary to
prepare the Registration
Statement and Proxy
Materials for inclusion therein.

	5.8	DIVIDENDS.
On or before the Closing Date,
the Acquired Fund shall have
declared and paid a dividend
or dividends which, together
with all previous such
dividends, shall
have the effect of distributing
to its shareholders all of the
Acquired Fund's investment
company
taxable income (computed
without regard to any deduction
for dividends paid), if any,
 plus the
excess, if any, of its
interest income excludible
from gross income under
Section 103(a) of the
Code over its deductions
 disallowed under Sections 265
and 171(a)(2) of the Code for
all taxable
periods or years ending on or
 before the Closing Date, and
all of its net capital gains
 realized
(after reduction for any capital
 loss carry forward), if any,
 in all taxable periods or
years ending
on or before the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE ACQUIRED FUND

	The obligations of
 the Acquired Fund to consummate
the transactions provided for
 herein
shall be subject, at its
election, to the performance
by the Acquiring Fund of all
the obligations to
be performed by the Acquiring
Fund pursuant to this
Agreement on or before the
Closing Date,
and, in addition, subject to
the following conditions:

	All representations,
covenants, and warranties
of the Acquiring Fund
contained in this
Agreement shall be true
and correct in all material
respects as of the date
hereof and as of the
Closing Date, with the same
force and effect as if made
on and as of the Closing Date.
The
Acquiring Fund shall have
delivered to the Acquired
 Fund a certificate executed
in the Acquiring
Fund's name by the Acquiring
Fund's President or Vice
President and its Treasurer
or Assistant
Treasurer, in form and
substance satisfactory to the
 Acquired Fund and dated as of
the Closing
Date, to such effect and as to
such other matters as the
Acquired Fund shall reasonably
request.

ARTICLE VII

CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE ACQUIRING
FUND

	The obligations
of the Acquiring Fund to
consummate the transactions
provided for
herein shall be subject,
at its election, to the
performance by the
Acquired Fund of all the
obligations to be performed
by the Acquired Fund
pursuant to this Agreement,
on or before the
Closing Date and,
in addition, shall be
subject to the following
conditions:

	All representations,
covenants, and warranties
of the Acquired Fund
contained in this
Agreement shall be true
 and correct in all
material respects as of
the date hereof and as of the
Closing Date, with the
same force and effect as
if made on and as of such
Closing Date.  The
Acquired Fund shall have
delivered to the Acquiring
 Fund on such Closing
Date a certificate
executed in the Acquired
Fund's name by the Trust's
 President or Vice
President and the
Treasurer or Assistant
Treasurer, in form and
substance satisfactory
 to the Acquiring Fund and
dated as of such Closing
Date, to such effect and
as to such other matters
as the Acquiring Fund
shall reasonably request.

	The Acquired Fund
shall have delivered to
 the Acquiring Fund a
statement of the
Acquired Fund's assets and
 liabilities, together
with a list of the Acquired
Fund's portfolio
securities showing the
tax costs of such securities
by lot and the holding
periods of such
securities, as of the
Closing Date, certified
by the Treasurer of the
Trust.

ARTICLE VIII

FURTHER CONDITIONS
PRECEDENT TO OBLIGATIONS
OF THE
ACQUIRING FUND AND ACQUIRED
 FUND

	If any of the
conditions set forth
below do not exist on or
 before the Closing Date
 with
respect to the Acquired
Fund or the Acquiring Fund,
the other party to this
Agreement shall, at
its option, not be
required to consummate
the transactions
contemplated by this
Agreement:

	8.1	This
Agreement and the
transactions
contemplated herein,
with respect to the
Acquired Fund, shall
have been approved by
the requisite vote of
the holders of the
outstanding
shares of the Acquired
Fund in accordance with
applicable law and the
provisions of the Trust's
Declaration of Trust and
 By-Laws.  Certified copies
 of the resolutions
evidencing such approval
shall have been delivered to
 the Acquiring Fund.
Notwithstanding anything
herein to the
contrary, neither the
Acquiring Fund nor the
Acquired Fund may waive
the conditions set forth
in this paragraph 8.1.

	8.2	On the
Closing Date, the Commission
shall not have issued an
unfavorable report
under Section 25(b) of the
 1940 Act, or instituted
any proceeding seeking to
enjoin the
consummation of the
transactions contemplated
by this Agreement under
Section 25(c) of the
1940 Act.  Furthermore, no
action, suit or other
proceeding shall be
threatened or pending before
any court or governmental
agency in which it is
 sought to restrain or
prohibit, or obtain damages
or other relief in
connection with this
Agreement or the transactions
 contemplated herein.

	8.3	All required
consents of other parties
 and all other consents,
orders, and permits
of federal, state and local
regulatory authorities
(including those of the
Commission and of State
securities authorities,
including any necessary
"no-action" positions and
exemptive orders from
such federal and state
authorities) to permit
consummation of the
ransactions contemplated
herein shall have been
obtained, except where
 failure to obtain any
such consent, order, or
permit
would not involve a risk
of a material adverse effect
 on the assets or properties
of the Acquiring
Fund or the Acquired Fund,
provided that either party
hereto may waive any such
conditions for
itself.

	8.4	The
Registration Statement
shall have become effective
 under the 1933 Act,
and
no stop orders suspending
the effectiveness thereof
 shall have been issued.
To the best
knowledge of the parties to
 this Agreement, no
investigation or proceeding
 for that purpose shall
have been instituted or be
 pending, threatened or
contemplated under the
1933 Act.

	8.5	The parties
shall have received an opinion
 of Reed Smith LLP substantially
 to the
effect that for federal
 income tax purposes:

	a)	The transfer
 of all of the Acquired
Fund's assets to the
Acquiring Fund solely in
exchange for Acquiring
Fund Shares (followed
by the distribution of
Acquiring Fund
Shares to the Acquired
Fund Shareholders in
dissolution and
liquidation of the
Acquired
Fund) will constitute a
"reorganization" within
the meaning of Section
368(a) of the
Code, and the Acquiring
 Fund and the Acquired
Fund will each be a
"party to a
reorganization" within
 the meaning of Section
		368(b)
of the Code.
	b)	No gain or
loss will be recognized
by the Acquiring Fund
upon the receipt of
 the assets of
the Acquired Fund
solely in exchange
for Acquiring Fund
Shares.
	c)	No
gain or loss will be
recognized by the
Acquired Fund upon
the transfer of the
Acquired Fund's assets
 to the Acquiring
Fund solely in exchange
 for Acquiring Fund
Shares or upon the
distribution (whether
actual or constructive)
of Acquiring Fund Shares
to Acquired Fund
Shareholders in exchange
 for their Acquired
 Fund Shares.
	d)	No gain
 or loss will be
recognized by any
Acquired Fund Shareholder
 upon the exchange
of its Acquired Fund
Shares for Acquiring
Fund Shares.
	e)	The
aggregate tax basis of
 the Acquiring Fund
Shares received by each
 Acquired Fund
Shareholder pursuant to
 the Reorganization will
be the same as the
aggregate tax basis of
the Acquired Fund Shares
 held by it immediately
prior to the Reorganization.
  The
holding period of
Acquiring Fund Shares
received by each
Acquired Fund Shareholder
will include the period
 during which the
Acquired Fund Shares
exchanged therefor were
held by such shareholder,
 provided the Acquired
Fund Shares are held as
capital assets at
the time of the
Reorganization.

	f)	The tax
basis of the Acquired
Fund's assets acquired
by the Acquiring Fund
will be the
same as the tax basis of
 such assets to the
Acquired Fund immediately
prior to the
Reorganization.  The
holding period of the assets
 of the Acquired Fund in
the hands of
the Acquiring Fund will
include the period during
which those assets were
held by the
Acquired Fund.

	Such opinion shall
 be based on customary
assumptions and such
representations as Reed
Smith LLP may reasonably
request, and the Acquired
 Fund and Acquiring Fund
will cooperate
to make and certify the
 accuracy of such
representations.
The foregoing opinion may
state that
no opinion is expressed as
 to the effect of the
Reorganization on the
Acquiring Fund, the
Acquired Fund or any
Acquired Fund Shareholder
 with respect to any asset
 as to which
unrealized gain or loss is
 required to be
recognized for federal
income tax purposes at
the end of
a taxable year (or on the
termination or transfer
thereof) under a
mark-to-market system of
accounting.  Notwithstanding
anything herein to the
 contrary, neither the
Acquiring Fund nor the
Acquired Fund may waive
the conditions set forth
in this paragraph 8.5.

ARTICLE IX

EXPENSES

	The Acquired Fund
and the Acquiring Fund will
 not bear any expenses
associated with
their participation in the
Reorganization, except as
contemplated in this Article IX.
The
Acquired Fund will pay the
following direct proxy
 expenses relating to
its participation in the
Reorganization: (a)
cost of printing,
 processing and mailing
of the Proxy Materials
and (b) the
cost of soliciting and
tabulating the vote of
its shareholders in connection
with the special
meeting.  Federated MDTA
LLC, or its affiliates, will
pay all remaining direct
and redirect
expenses associated with
 the Acquiring Fund's
and Acquired Fund's
participation in the
Reorganization.  Such
other expenses include,
without limitation: (a)
expenses associated with
the preparation and
 filing of the Proxy
Materials; (b) accounting
fees; (c) legal fees;
and (d) other
related administrative
or operational costs.

ARTICLE X

ENTIRE AGREEMENT;
SURVIVAL OF WARRANTIES

	10.1	The Trust,
on behalf of the
Acquiring Fund, and
the Trust, on behalf of the
Acquired Fund, agree
that neither party has
made to the other party
any representation, warranty
and/or covenant not set
forth herein, and that
this Agreement constitutes
 the entire agreement
between the parties.

	10.2	Except as
specified in the next
sentence set forth in
this paragraph 10.2, the
representations, warranties,
and covenants contained
in this Agreement or in
any document
delivered pursuant to or
in connection with this
Agreement, shall not survive
the consummation
of the transactions
contemplated hereunder.
 The covenants to be performed
 after the Closing
Date, shall continue in effect
beyond the consummation of
 the transactions contemplated
hereunder.

ARTICLE XI

TERMINATION

	This Agreement may
 be terminated by the Trust
on or before the Closing Date.

	a) 	a breach
 by the other of any
representation, warranty,
 or agreement contained
herein to be
performed at or before the
Closing Date, if not cured
within 30 days;

	b)	a condition
herein expressed to be
precedent to the obligations
 of the terminating party
that has not been met and
it reasonably appears that
it will not or cannot be
met; or

	c)	a
determination by a party's
 Board of Trustees,
as appropriate, that
the consummation of
the transactions
contemplated herein is not
 in the best interest of the
 Trust or the
Acquiring Fund, respectively,
and notice is given to the
other party hereto.

	In the event of any
 such termination, in the
absence of willful default,
 there shall be no
liability for damages on
 the part of any of the
Acquiring Fund, the
Acquired Fund, the Trust,
 or
their respective Trustees
or officers.

ARTICLE XII

AMENDMENTS

	This Agreement
may be amended, modified,
 or supplemented in such
 manner as may be
mutually agreed upon in
 writing by the officers
 of the Trust, on behalf
of the Funds, as
authorized by the Board
of Trustees of the Trust
provided, however, that
following the meeting
of the Acquired Fund
Shareholders called by
the Acquired Fund pursuant
to paragraph 5.2 of this
Agreement, no such
amendment may have the
effect of changing the
 provisions for determining
the number of Acquiring
Fund Shares to be issued
to the Acquired Fund
Shareholders under this
Agreement to the detriment
 of such shareholders
without their further
 approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS;
GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

	The Article and
paragraph headings
contained in this Agreement
are for reference
purposes only and shall
not affect in any way the
meaning or interpretation
of this Agreement.

	This Agreement
may be executed in any
number of counterparts,
each of which shall be
deemed an original.

	This Agreement shall
 be governed by and construed
in accordance with the laws of the
Commonwealth of Pennsylvania.

	This Agreement
 shall bind and inure to
the benefit of the parties
 hereto and their
respective successors
and assigns, but, except
as provided in this paragraph,
 no assignment or
transfer hereof or of any
rights or obligations
hereunder shall be made by
any party without the
written consent of the
other party.  Nothing herein
 expressed or implied is
intended or shall be
construed to confer upon or
 give any person, firm,
corporation, trust, or other
 entity other than
the parties hereto and their
respective successors and
 assigns, any rights or
remedies under or by
reason of this Agreement.

	It is expressly
agreed that the obligations
of the Funds hereunder
shall not be binding
upon any of the Trustees,
shareholders, nominees,
officers, agents, or
employees of the Trust
personally, but shall
bind only the Trust
property of the Funds,
as provided in the
Declaration of
Trust of the Trust.
 The execution and
delivery of this Agreement
 have been authorized by the
Trustees of the Trust on
behalf of the Funds and
signed by authorized
officers of the Trust,
acting
as such.  Neither the
authorization by such
Trustees nor the execution
 and delivery by such
officers shall be deemed
 to have been made by any
 of them individually or
to impose any
liability on any of them
 personally, but shall
 bind only the Trust
property of the Funds as
provided in the Trust's
Declaration of Trust.





	IN WITNESS WHEREOF,
the parties have duly
executed this Agreement,
 all as of the
date first written above.



FEDERATED MDT SERIES
on behalf of its
portfolio,
Federated MDT Small
Cap Value Fund

By:  /s/ John W. McGonigle
Name: John W. McGonigle
Title: Secretary

FEDERATED MDT SERIES
on behalf of its portfolio,
Federated MDT Small
Cap Core Fund

By:  /s/ John W. McGonigle
Name: John W. McGonigle
Title: Secretary